Exhibit 99.1

MoneyLion Acquires Leading Creator Network and Content Platform, MALKA Media

Accelerates MoneyLion’s Ability to Directly Connect to New Audiences and Communities at Scale

Advances Company’s Mission to Educate, Inform and Support Consumers’

Financial Decision Making

NEW YORK, NY, November 16, 2021 – MoneyLion Inc. (“MoneyLion”) (NYSE: ML), an award-winning, data-driven, digital financial platform, announced today that it has acquired MALKA Media Group LLC (“MALKA”), a rapidly growing creator network and content platform. The acquisition accelerates MoneyLion’s ability to engage with consumers across all digital and emerging channels, allowing MoneyLion to directly connect with communities natively inside and outside of its platform.

“This transaction is the evolution of a successful four-year partnership between MALKA and MoneyLion. We have seen first-hand how MALKA’s content capabilities can drive industry-leading customer acquisition and retention at scale. By combining their capabilities with MoneyLion’s financial products and extensive first party data, we will create a durable advantage that accelerates MoneyLion’s customer growth and helps us serve our mission of providing financial access and advice to hardworking Americans,” said Dee Choubey, Co-Founder and CEO of MoneyLion.

“We will expand our vision of a daily destination, which started with our own MoneyLife content, with personalized content that educates, informs, and supports consumers’ financial decision making. Through this acquisition, which we anticipate will be accretive and cash flow positive in 2022, we will now be able to fully leverage MALKA’s capabilities so that the MoneyLion brand can truly live wherever our customers are investing their attention,” continued Mr. Choubey.

Founded in 2012, MALKA is a category leader and innovator in the fastest growing digital media and content sectors across entertainment, sports, gaming, live streaming, and brand storytelling. MALKA’s 170 creatives work across every digital medium, from creative advertising campaigns and original branded content to e-gaming livestreams, podcast series, feature length documentaries, sports representation, and marketing.

“With MALKA’s creator network we no longer need to just go through gatekeepers and monopolistic intermediaries to directly communicate with our audience and communities. Investing in evergreen content and building a platform where creators and consumers can come together is a more efficient and smarter way to support our marketing investments and brand building. This fundamental shift will allow us to own and not rent the relationships we are cultivating with new and existing MoneyLion customers,” commented Bill Davaris, CMO of MoneyLion.

Following the acquisition, MALKA will continue to operate independently, with MALKA Founder and CEO Louis Krubich and Co-Founder and President Jeff Frommer continuing to lead the day-to-day operations, alongside partners Pat Capra and Dan Fried.

“MoneyLion lives at the intersection of culture and money, and the team understands the power of engaging content and how it helps form powerful relationships with communities. This partnership will allow us to exponentially grow our creator network and engage with millions of more fans,” said Louis Krubich, Founder and CEO of MALKA.

“We now have a game-changing advantage to combine creative storytelling and data-driven fintech to win new customers and offer even more to our existing relationships,” said Co-Founder and President Jeff Frommer.

Investor Presentation

MoneyLion has published a presentation to provide an overview of the transaction, which is now available on MoneyLion’s Investor Relations website at investors.moneylion.com.

About MoneyLion

MoneyLion is a mobile banking and financial membership platform that empowers people to take control of their finances. Since its launch in 2013, MoneyLion has engaged with 9.4 million hard-working Americans and has earned its members’ trust by building a full-service digital platform to deliver mobile banking, lending, and investment solutions. From a single app, members can get a 360-degree snapshot of their financial lives and have access to personalized tips and tools to build and improve their credit and achieve everyday savings. MoneyLion is headquartered in New York City, with offices in Sioux Falls and Kuala Lumpur, Malaysia. MoneyLion has achieved various awards of recognition including the 2020 Forbes FinTech 50, Aite Group Best Digital Wealth Management Multiproduct Offering, Finovate Award for Best Digital Bank 2019, Benzinga FinTech Awards winner for Innovation in Personal Finance 2019 and the Webby Awards 2019 People’s Voice Award.

For more information about the company, visit www.moneylion.com. For investor information and updates, visit MoneyLion’s investor relations website at https://investors.moneylion.com/ and follow @MoneyLionIR on Twitter.

About MALKA Media Group

Founded in 2012, MALKA is a category leader and innovator in the fastest growing digital media and content sectors across entertainment, sports, gaming, live streaming, and brand storytelling. A creator first network developing content at the speed of culture, MALKA’s 170 creatives work across every digital medium from advertising campaigns and original branded content to podcast series and feature length documentaries to talent representation and marketing. With studios across Santa Monica and Jersey City and numerous accolades including multiple Cynopsis Media Awards, Telly Awards, and an Emmy nomination, MALKA is a game changing model for an ever-changing digital world. For more information about the company, visit www.malkamedia.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MoneyLion’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MoneyLion. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of MoneyLion is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to MoneyLion; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; MoneyLion’s ability to manage future growth; MoneyLion’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on MoneyLion’s future business; or, the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MoneyLion presently knows or that MoneyLion currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MoneyLion’s expectations, plans or forecasts of future events and views as of the date of this press release. MoneyLion anticipates that subsequent events and developments will cause its assessments to change. However, while MoneyLion may elect to update these forward-looking statements at some point in the future, MoneyLion specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing MoneyLion’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Cody Slach, Alex Kovtun

Gateway Investor Relations

(949) 574-3860

ML@gatewayir.com

MoneyLion Communications

pr@moneylion.com